UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 13, 2007

PROGRESSIVE GAMING INTERNATIONAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

NEVADA	000-22752	88-0218876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

920 Pilot Road

Las Vegas, Nevada 89119

(Address of Principal Executive Offices)

(702) 896-3890

(Registrants telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 13, 2007, Progressive Gaming International Corporation (the “Company”), entered into a Securities Purchase Agreement with the purchasers set forth on the signature pages thereto (the “Securities Purchase Agreement”). The Securities Purchase Agreement provides for the sale, at a price of $4.50 per share, of approximately 6,900,000 shares of the Company’s common stock (the “Shares”) resulting in aggregate gross proceeds to the Company of approximately $31,000,000 (the “Private Placement”). The Company has agreed to file, within 30 days after the closing of the Private Placement, a registration statement with the Securities and Exchange Commission (the “SEC”) to register for resale the Shares, which registration statement is required to become effective within 90 days following the closing (or in the event the SEC reviews and has written comments to the filed registration statement or any document incorporated by reference therein, then within 120 days following the closing). The Private Placement is subject to standard closing conditions and is expected to close on or about August 17, 2007.

The sale of the Shares has not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Shares will be sold to accredited investors in reliance upon exemptions from registration under Section 4(2) of the Securities Act and Rule 506 of Regulation D. The Shares may not be offered or sold in the United States absent registration under or exemption from the Securities Act and any applicable state securities laws.

The foregoing is a summary of the terms of the Securities Purchase Agreement and a Registration Rights Agreement entered into by the Company (the “Registration Rights Agreement”) and does not purport to be complete. The foregoing summary is qualified in its entirety by reference to the full text of the Securities Purchase Agreement and the Registration Rights Agreement, forms of which are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively. The press release announcing the Private Placement is attached hereto as Exhibit 99.3.

Item 3.02	Unregistered Sales of Equity Securities.

The information required by this Item 3.02 is set forth in Item 1.01, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Form of Securities Purchase Agreement, dated as of August 13, 2007, by and among the Company and the Investors listed on the signature pages thereto.

99.2	Form of Registration Rights Agreement to be entered into by and among the Company and the Investors listed on the signature pages to the Securities Purchase Agreement.

99.3	Press release dated August 14, 2007

2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Progressive Gaming International Corporation

Date: August 14, 2007	By:	/s/ Heather A. Rollo
Heather A. Rollo Executive Vice President, Chief Financial Officer and Treasurer

3.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Form of Securities Purchase Agreement, dated as of August 13, 2007, by and among the Company and the Investors listed on the signature pages thereto.

99.2	Form of Registration Rights Agreement to be entered into by and among the Company and the Investors listed on the signature pages to the Securities Purchase Agreement.

99.3	Press release dated August 14, 2007

4.